4Q13 Quarterly Supplement January 14, 2014 Exhibit 99.2

Wells Fargo 4Q13 Supplement 1
Appendix
Pages 20-32
-
Non-strategic/liquidating loan portfolio 21
-
Purchased credit-impaired (PCI) portfolios 22
-
PCI nonaccretable difference and accretable yield 23
-
Real estate 1-4 family first mortgage portfolio 24
-
Pick-a-Pay credit highlights 25
-
Home equity portfolio 26
-
Consumer credit card portfolio 27
-
Auto portfolios 28
-
Student lending portfolio 29
Tier 1 common equity under Basel I
30
Common Equity Tier 1 under Basel III
31
Forward-looking statements and
additional information
32
Table of contents
4Q13 Results
-
4Q13 Results Page 2
-
Year-over-year results 3
-
Strong revenue diversification 4
-
Balance Sheet and credit overview 5
-
Income Statement overview 6
-
Loans 7
-
Broad-based, year-over-year loan growth 8
-
Deposits 9
-
Net interest income 10
-
Noninterest income 11
-
Residential mortgage 12
-
Noninterest expense and efficiency ratio 13
-
Community Banking 14
-
Wholesale Banking 15
-
Wealth, Brokerage and Retirement 16
-
Credit quality 17
-
Capital 18
-
Summary 19

Wells Fargo 4Q13 Supplement 2
Record earnings of $5.6 billion, up $520 million,
or 10% year-over-year (YoY), and up 1% linked
quarter (LQ)
Record diluted earnings per common share of
$1.00, up 10% YoY and 1% LQ
Solid returns
-
ROA = 1.47%, up 1 bp YoY and down 6 bps LQ
-
ROE = 13.81%, up 46 bps YoY and down 26
bps LQ
Strengthened Balance Sheet
-
Period-end loans up $26.2 billion, or 3%, YoY
and up 7% annualized LQ
-
Period-end deposits up $76.3 billion, or 8%,
YoY and up 14% annualized LQ
Credit continued to improve
-
Net charge-offs of 47 bps, down 58 bps YoY and
1 bp LQ
Efficiency ratio of 58.5%
(1)
, down 28 bps YoY
and down 62 bps LQ
Capital levels remained strong
-
10.82% Tier 1 common equity ratio under
Basel I and Common Equity Tier 1 ratio of
9.78% under Basel III (advanced approach)
(2)
4Q13 Results
Wells Fargo Net Income
($ in millions)
(1)  Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income).
(2)  Estimated based on management’s interpretation of final rules adopted July 2, 2013, by the Federal Reserve Board establishing a new comprehensive capital framework for U.S. banking organizations that would implement the Basel III capital framework and certain provisions of the Dodd-Frank Act. See pages 30-31 for additional information regarding common equity ratios under Basel I and Basel III.
Diluted earnings per common share
5,090
5,519
5,578
5,610
4Q12 1Q13 2Q13 3Q13 4Q13
$0.91
$0.92
$0.98
$0.99
$1.00
5,171

Wells Fargo 4Q13 Supplement 3
Year-over-year results
Pre-tax Pre-provision Profit
(1)
($ in billions)
Net Income
($ in billions, except EPS)
Diluted earnings per common share
Period-end Loans
($ in billions)
Return on Assets
Return on Equity
Period-end Core Deposits
($ in billions)
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
$18.9
$21.9
2012 2013
$3.36
$3.89
$35.7
$34.9
2012 2013
12.95%
13.87%
2012 2013
1.41%
1.51%
2012 2013
$945.7
$980.1
2012 2013
$799.6
$825.8
2012 2013

Wells Fargo 4Q13 Supplement 4
Balanced Spread and
Fee Income
Diversified Fee Generation
Deposit Service Charges
Card Fees
Total Mortgage Banking  16%
Insurance 5%
Net Gains from Trading 3%
Strong revenue diversification
Total Trust & Investment Fees
Total Other Fees
Other Noninterest Income
(1)
Brokerage advisory,
commissions and other
Mortgage Orig./
Sales, net
Mortgage Servicing, net
Trust and investment
management
Investment banking
Charges and fees on loans
2% Merchant processing
1% Cash network
1% CRE brokerage commissions
1% Letters of credit
Card fees
Deposit service charges
Other noninterest income (1)
Net gains from trading
Insurance
Net Interest
Income
Noninterest
Income
All other fees
36%
8%
11%
13%
8%
All data is for 4Q13.
(1)  Other noninterest income includes net losses on debt securities, net gains from equity investments, lease income, life insurance investment income and all other noninterest income.

Wells Fargo 4Q13 Supplement 5
Balance Sheet and credit overview
Loans
Total period-end loans up $13.5 billion
- Core loans
(1)
increased $16.7 billion on broad-based growth
- Non-strategic/liquidating portfolio
(1)
decreased $3.2 billion
Short-term investments/
Fed funds sold
Up $31.8 billion on deposit growth
Investment securities
Investment securities up $5.0 billion as gross purchases of ~$18 billion (primarily agency MBS) were partially offset by run-off
- Securities held-to-maturity (HTM) of $12.3 billion included purchases of $6.3 billion in agency MBS
Deposits
Up $37.3 billion on strong commercial and consumer growth.  Higher liquidity-
related term deposit balances were partially offset by lower mortgage escrow deposits
Common stock
repurchases
Common shares outstanding down 16.6 million
Purchased 30.0 million common shares in the quarter and entered into a $500 million forward repurchase transaction that is expected to settle for an estimated
11.3 million shares in 1Q14
Credit
Provision expense of $363 million, up $288 million
- Net charge-offs of $963 million, or 47 bps, down $12 million on lower consumer losses
- $600 million reserve release
(2)
vs. $900 million in 3Q13 on continued strong
credit performance and improved economic conditions
Period-end balances.  All comparisons are 4Q13 compared with 3Q13.
(1)
See pages 7 and 21 for additional information regarding core loans and the non-strategic/liquidating portfolio, which comprises the Pick-a-
Pay, liquidating home  equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
(2)
Provision expense minus net charge-offs.

Wells Fargo 4Q13 Supplement 6
Income Statement overview
Total revenue
Revenue of $20.7 billion, up $187 million, or 1%, reflecting diversified growth
Net interest income
NII up $55 million
NIM down 12 bps to 3.26% reflecting deposit growth and liquidity funding (which were largely P&L neutral)
Noninterest income
Noninterest income up $132 million
- Trust and investment fees up $182 million on higher retail brokerage, investment banking and asset management fees
- Mortgage banking down $38 million as $205 million higher servicing income was more than offset by lower production revenue
- Market sensitive revenue
(1)
up $72 million on stronger equity gains
Noninterest expense
Noninterest expense down $17 million
- Personnel expense down $165 million reflecting lower staffing in mortgage banking
•
Incentive compensation down $54 million as lower mortgage variable compensation was partially offset by higher capital markets and retail brokerage compensation
- Equipment expense up $96 million including annual software license renewals
- Professional services expense up $131 million on seasonally higher project spend on business investments and compliance and regulatory-related initiatives
- Foreclosed asset expense down $58 million on lower non-government balances and higher commercial recoveries
All comparisons are 4Q13 compared with 3Q13.
(1) Consists of net gains from trading activities, net gains (losses) on debt securities and net gains from equity investments.

Wells Fargo 4Q13 Supplement 7
Loans
Strong loan growth
Period-end loans up $26.2 billion YoY and $13.5
billion LQ
-
Commercial loans up $8.7 billion LQ
•
$5.5 billion C&I growth on strength in
Asset-Backed Finance
-
Consumer loans up $4.8 billion LQ on strength in
nonconforming mortgage, credit card and auto
Core loans grew $39.8 billion, or 6%, YoY and
$16.7 billion LQ
Non-strategic/liquidating loans
(1)
down $13.6 billion
YoY and $3.2 billion from 3Q13
Total average loans of $816.7 billion up $29.5 billion
YoY and $11.9 billion LQ
Total average loan yield of 4.35%, down
6 bps LQ
-
Core loan yield excluding the non-strategic/
liquidating portfolio was down 9 bps
-
Non-strategic/liquidating portfolio yield
of 5.35%
(1)  See page 21 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
Period–end Loans Outstanding
($ in billions)
Total average loan yield
705.1
709.2
714.4
728.2
744.9
94.5 90.8
87.6
84.1
80.9
799.6
800.0
802.0
812.3
825.8
4Q12 1Q13 2Q13 3Q13 4Q13
Core loans Non-strategic/liquidating loans
4.58%
4.49%
4.46%
4.41%
4.35%
(1)

+$9.9
26%

+$9.4
5%

+$8.6
3%

+$4.8
10%

+$2.2
9%

Wells Fargo 4Q13 Supplement 8
23.5
24.0
24.5
25.0
25.5
26.0
26.5
27.0
27.5
4Q12 4Q13
Credit Card
43.0
44.0
45.0
46.0
47.0
48.0
49.0
50.0
51.0
52.0
4Q12 4Q13
Automobile
244.0
246.0
248.0
250.0
252.0
254.0
256.0
258.0
260.0
4Q12 4Q13
Real Estate 1-4 family first
mortgage
182.0
184.0
186.0
188.0
190.0
192.0
194.0
196.0
198.0
4Q12 4Q13
Commercial and Industrial
Broad-based, year-over-year loan growth
Period-end loans up $26.2 billion, or 3% year-over-year
Included nonconforming mortgage
growth and conforming mortgage
retention
Continued strong originations
New account growth up 29%
Growth in Asset Backed Finance,
Government Banking and Corporate
Banking
($ in billions)
20.0
25.0
30.0
35.0
40.0
45.0
50.0
4Q12 4Q13
Foreign
Trade finance growth and 3Q13 U.K.
CRE acquisition

Wells Fargo 4Q13 Supplement 9
689.2
746.4
773.0
286.9
279.2
287.4
976.1
1,025.6
1,060.4
4Q12 3Q13 4Q13
Interest-bearing deposits
Deposits
Continued growth and reduced average cost
Average deposits up $84.3 billion YoY and $34.8
billion LQ on strong commercial and consumer
growth and an increase in liquidity-related term
deposits
Average core deposits of $965.8 billion up $37.0
billion, or 4%, YoY and up $25.5 billion, or 11%
annualized, LQ
-
118% of average loans
-
Average retail core deposits up 5% YoY and
5% annualized LQ
Average core checking and savings up $50.7
billion, or 6% YoY, and up $29.8 billion
from 3Q13
-
96% of average core deposits
Continued decline in funding costs to 11 bps,
down 5 bps from 4Q12
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
872.1
892.9
922.8
4Q12 3Q13 4Q13
Noninterest-bearing deposits
0.16%
0.12%
0.11%

Wells Fargo 4Q13 Supplement 10
10,841
10,675
10,946
10,949
11,022
4Q12 1Q13 2Q13 3Q13 4Q13
Net interest income (TE)
(1)
up $73 million LQ as
higher securities balances, higher interest income
on trading assets and loan growth were partially
offset by a decline in mortgages held for sale
Average earning assets up $58.3 billion, or
5%, LQ
-
Short-term investments/fed funds sold up
$49.4 billion
-
Loans up $11.9 billion
-
Investment securities up $7.9 billion
NIM of 3.26% down 12 bps from 3Q13 on:
-
Customer-driven deposit growth = (6) bps
-
Liquidity–related activity = (6) bps
-
Variable income = 0 bps
-
Balance sheet repricing, growth and mix = 0 bps
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Net Interest Margin (NIM)
3.56%
3.48%
3.46%
3.38%
3.26%
(1)
Tax-equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,643 million, $10,499 million, $10,750 million, $10,748 million and $10,803 million for 4Q12, 1Q13, 2Q13, 3Q13 and 4Q13 respectively.

Wells Fargo 4Q13 Supplement 11
Noninterest income
Trust and investment fees up $182 million, or
6%, LQ
Mortgage banking down $38 million
- Gain on sale revenue down $243 million
reflecting lower origination volumes
- Net servicing income up $205 million reflecting
higher net MSR results
Noninterest income excluding Mortgage banking
8,237
7,966
7,826
8,122 8,292
3,068
2,794
2,802
1,608
1,570
11,305
10,760
10,628
9,730 9,862
4Q12 1Q13 2Q13 3Q13 4Q13
vs vs
($ in millions)
4Q13 3Q13 4Q12
Noninterest income
Service charges on deposit accounts
$
1,283 -
%
3
Trust and investment fees
Brokerage advisory, commissions
and other fees 2,150 4       10
Trust and investment management 850 5       7
Investment banking 458 15      4
Card fees 827 2       12
Other fees 1,119 2       (6)
Mortgage banking 1,570 (2)      (49)
Insurance 453 10      15
Net gains from trading activities 325 (18)     18
Net losses on debt securities (14)       n.m. (78)
Net gains from equity investments 654       30      (9)
Lease income 148       (8)      (13)
Other 39        (80)     (89)
Total noninterest income
$
9,862 1
%
(13)
Card fees up $14 million on stronger credit
card transaction activity
Other fees up $21 million on higher
commercial real estate brokerage
commissions
Insurance up $40 million on seasonally
higher crop insurance
Trading gains down $72 million on lower
customer accommodation trading despite
higher deferred compensation plan
investment income (P&L neutral), $142
million vs. $136 million in 3Q13
Equity gains up $152 million reflecting strong
business results
Mortgage banking

Wells Fargo 4Q13 Supplement 12
Residential mortgage
Production, servicing and repurchase trends
Mortgage production
$50 billion of mortgage originations, down 38% LQ
- 68% of originations were purchases, up from 35% in 4Q12
Announced team member reductions of approximately 1,100 FTEs in 4Q13
Servicing portfolio
Residential servicing portfolio of $1.8 trillion
- Wells Fargo servicing portfolio’s total delinquency and foreclosure ratio for 4Q13 was 6.40%, up 7 bps LQ and down 64 bps YoY
Repurchase demands and reserves
Number and balance of total outstanding repurchase demands down 45% and 46% LQ, respectively, reflecting agreement with Fannie Mae resolving substantially all repurchase liabilities related to loans sold to
Fannie Mae that were originated prior to 2009
Repurchase reserves of $899 million decreased $522 million, or 37%, LQ
- Decrease includes cash payment to Fannie Mae
(1)  Net gains on mortgage loan origination/or sales activities less repurchase reserve build divided by total originations.
Residential mortgage production trends
($ in billions) 4Q13 3Q13 2Q13 1Q13 4Q12
Applications $ 65    87    146   140   152
Pipeline 25    35    63    74    81
Originations 50    80    112   109   125
Refinance % 32% 41    56    69    65
Purchase % 68    59    44    31    35
Gain on Sale
(1)
1.77 1.42 2.21 2.56 2.56

Wells Fargo 4Q13 Supplement 13
Noninterest expense and efficiency ratio
(1)
Noninterest expense stable LQ
-
Personnel expense down $165 million
•
Salaries down $99 million reflecting lower
mortgage banking staffing and severance
•
Commission and incentive compensation
down $54 million as lower mortgage variable
compensation was partially offset by higher
revenue-based compensation
•
Benefits expense down $12 million despite
$21 million higher deferred compensation
-
FDIC expense down $18 million on lower
assessment rate
-
Equipment expense up $96 million on annual
license renewals
-
Other expense up $66 million
•
Outside professional services up $131 million
on seasonally higher project spend on
business investments and compliance and
regulatory-related initiatives
•
Foreclosed assets down $58 million on lower
non-government balances and commercial
recoveries
•
Insurance down $39 million on seasonality
Efficiency ratio down 62 bps LQ to 58.5%
Expect to operate within targeted efficiency ratio
range of 55%-59% in 1Q14
Efficiency Ratio
12,896
12,400
12,255
12,102
12,085
4Q12 1Q13 2Q13 3Q13 4Q13
(1)
Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income). Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
vs vs
($ in millions) 4Q13 3Q13 4Q12
Noninterest expense
Salaries
$
3,811 (3)
%
2
Commission and incentive compensation
2,347 (2) (1)
Employee benefits
1,160 (1) 30
Equipment 567 20 5
Net occupancy
732 1 1
Core deposit and other intangibles
375 - (10)
FDIC and other deposit assessments 196 (8) (36)
Other
2,897 2 (26)
Total noninterest expense
$
12,085 -
%
(6)

Wells Fargo 4Q13 Supplement 14
Community Banking
Net income of $3.2 billion, up 12% YoY
and down 4% LQ
Regional Banking
Continued franchise and cross-sell growth
(1)
-
Primary consumer checking customers
(2) (3)
up a net 4.7% YoY
-
Primary business checking customers
(2) (3)
up a net 4.7% YoY
-
Retail bank cross-sell of 6.16 products per
household up from 6.05 in 4Q12
Consumer Lending
Credit card penetration
(1) (4)
rose to 37.0%, up
from 36.0% in 3Q13 and 33.1% in 4Q12
Consumer auto originations of $6.8 billion, down
2% LQ and up 26% YoY
Mortgage originations of $50 billion down 38%
LQ and 60% YoY
-
6% of originations were from HARP
(5)
vs. 8% in
3Q13 and 12% in 4Q12
vs vs
($ in millions) 4Q13 3Q13 4Q12
Net interest income
$
7,225 -
%
1
Noninterest income 5,029 1        (24)
Provision for credit losses 490 n.m. (72)
Noninterest expense 7,073 -         (12)
Income tax expense 1,373 (9)       50
Segment net income
$
3,222 (4)
%
12
($ in billions)
Avg loans, net
$
502.5   1        2
Avg core deposits 620.2   -         2
4Q13 3Q13 4Q12
Regional Banking
Primary consumer checking customers
(1)(2)(3)
4.7
%
3.9
Primary business checking customers
(1)(2)(3)
4.7 3.6
Retail Bank household cross-sell
(1)
6.16 6.15 6.05
vs vs
($ in billions) 4Q13 3Q13 4Q12
Consumer Lending
Credit card payment volumes (POS)
$
14.4 5
%
14
Credit card penetration
(1)(4)
37.0
%
105 bps
395
Home Lending
Applications
$
65 (25)
%
(57)
Application pipeline 25 (29) (69)
Originations 50 (38) (60)
(1)  Metrics reported on a one-month lag from reported quarter-end; for example 4Q13 cross-sell is as of November 2013.
(2)  Checking customer growth is 12-months ending for each respective period.
(3)  Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(4)  Household penetration as of November 2013 and defined as the percentage of retail bank households that have a credit card with Wells Fargo.
(5)  Home Affordable Refinance Program.

Wells Fargo 4Q13 Supplement 15
Wholesale Banking
Net income of $2.1 billion, up 4% YoY and
up 7% LQ
Net interest income up 2% LQ; average loans up
3% on broad-based growth
Noninterest income up 1% LQ from higher
investment banking, crop insurance and asset
management
Cross-sell
Cross-sell of 7.1 products per relationship
(1)
up
from 6.8 in 4Q12
Treasury Management
Commercial card spend volume of $5.1 billion up
2% LQ and 18% YoY
Investment Banking
2013 Investment Banking fees from Wholesale
Banking customers up 22% YoY
2013 U.S. investment banking market share
(2)
of 5.6% up from 5.0% in 2012
Asset Management
Total AUM up $11.8 billion LQ on growth in long
term assets reflecting net client inflows and
increased market valuation
(1)  Cross-sell reported on a one-quarter lag.
(2)  Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 4Q13 3Q13 4Q12
Net interest income
$
3,133   2
%
1
Noninterest income 2,839   1      (2)
Reversal of provision for
credit losses (125)     (13)   n.m.
Noninterest expense 3,020   (2)     -
Income tax expense 960      1      8
Segment net income
$
2,111 7
%
4
($ in billions)
Avg loans, net
$
298.0   3      7
Avg core deposits
258.5   10    7
vs vs
($ in billions) 4Q13 3Q13 4Q12
Key Metrics:
Cross-sell
(1)
7.1 1
%
4
Commercial card spend
volume
$
5.1 2 18
YTD U.S. investment banking
market share %
(2)
5.6
%
(2) 12
Total AUM
$
487.2 2
%
8
Advantage Funds AUM 243.5 3 12

Wells Fargo 4Q13 Supplement 16
Wealth, Brokerage and Retirement
Net income up 40% YoY and 9% LQ
Net interest income up 3% LQ; average loans
up 4% and average core deposits up 2% LQ
Noninterest income up 4% LQ primarily driven by
growth in asset-based fees as well as higher
brokerage transaction revenue
Noninterest expense up 1% on increased
incentives and higher non-personnel expenses,
which were largely offset by lower FDIC
insurance expense
Retail Brokerage
Managed account assets of $375 billion, up 7%
LQ and up 23% YoY driven by strong market
performance and net flows
Wealth Management
Wealth Management client assets up 4% LQ and
7% YoY
Retirement
IRA assets up 5% LQ and 15% YoY
Institutional Retirement plan assets up 3% LQ
and 12% YoY
(1)  Includes deposits.
(2)  Data as of November 2013.
vs vs
($ in millions) 4Q13 3Q13 4Q12
Net interest income
$
770      3
%
12
Noninterest income 2,668   4
11
Reversal of provision for
credit losses (11)      (71)
n.m.
Noninterest expense 2,655   1
6
Income tax expense 302      10
40
Segment net income
$
491     9
%
40
($ in billions)
Avg loans, net
$
48.4 4
12
Avg core deposits 153.9 2
7
vs vs
($ in billions, except where noted) 4Q13 3Q13 4Q12
Key Metrics:
WBR Client Assets
(1)
($ in trillions) $
1.6 5
%
11
Cross-sell
(2)
10.42 - 1
Retail Brokerage
Financial Advisors 15,280 - (1)
Managed account assets
$
375 7 23
Client assets
(1)
($ in trillions)
1.4 5 12
Wealth Management
Client assets
(1)
218 4 7
Retirement
IRA Assets 341 5 15
Institutional Retirement
Plan Assets 298 3 12

Wells Fargo 4Q13 Supplement 17
1.8
1.2
0.7
0.1
0.4
2.1
1.4
1.2
1.0
1.0
4Q12 1Q13 2Q13 3Q13 4Q13
Provision Expense Net Charge-offs
1.05%
0.72%
0.58%
0.48%
0.47%
Credit quality
Trends continued to improve
Provision expense of $363 million, up $288 million
from 3Q13
Net charge-offs of $963 million, down $12 million,
or 1%, LQ
0.47% net charge-off rate
- Commercial losses of 0.06%, up 4 bps LQ
- Consumer losses of 0.82%, down 4 bps LQ
NPAs declined $1.1 billion LQ
- $1.2 billion decline in nonaccrual loans
- $135 million increase in foreclosed assets
reflecting an increase in government insured
foreclosed assets
(2)
Reserve release
(3)
of $600 million vs. $900 million
in 3Q13
- Given current favorable conditions, we continue
to expect future reserve releases, absent
significant deterioration in the economy
Allowance for credit losses = $15.0 billion
- Allowance covered 3.9x annualized 4Q13
net charge-offs
PCI nonaccretable = 20.2% of remaining UPB
(4)
(1)  30-89 days and 90 days or more past due and still accruing, and nonperforming loans, include held for sale loans reported on Balance Sheet.
(2)  The increase in government-insured foreclosed assets was primarily driven by changes to loan modification programs, slowing foreclosures in prior quarters.
(3)  Provision expense minus net charge-offs.
(4)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Provision Expense and Net Charge-offs
($ in billions)
Net charge-off rate
Nonperforming Assets
(1)
($ in billions)
20.5
19.5
17.9
16.9
15.7
4.0
3.4
3.2
3.8
3.9
24.5
22.9
21.1
20.7
19.6
4Q12 1Q13 2Q13 3Q13 4Q13
Nonaccrual loans Foreclosed assets

Wells Fargo 4Q13 Supplement 18
10.12%
10.39%
10.71%
10.60%
10.82%
4Q12 1Q13 2Q13 3Q13 4Q13
Capital
Capital continued to strengthen
Tier 1 common equity ratio under Basel I of
10.82% increased 22 bps LQ
Common Equity Tier 1 ratio under Basel III,
using the advanced approach, of 9.78% at
12/31/13
(1)
Period-end common shares outstanding down
16.6 million LQ
- Purchased 30.0 million common shares
in 4Q13
- Entered into a $500 million forward
repurchase transaction which is expected
to settle in 1Q14 for an estimated 11.3
million shares
See pages 30-31 for additional information regarding common equity ratios under Basel I and Basel III.
4Q13 capital ratios are preliminary estimates.
(1)  Estimated based on management’s interpretation of final rules adopted July 2, 2013, by the Federal Reserve Board establishing a new comprehensive capital framework for U.S. banking organizations that would implement the Basel III capital framework and certain provisions of the Dodd-Frank Act.
Tier 1 Common Equity Ratio
Under Basel I

Wells Fargo 4Q13 Supplement 19
Summary
2013
Record earnings of $21.9 billion, up $3.0 billion, or 16% from 2012
Record diluted earnings per share (EPS) of $3.89, up 16%
Returned $11.4 billion to shareholders through dividends and share repurchases
4Q13
Record earnings of $5.6 billion, up $520 million, or 10% from 4Q12
Record diluted EPS of $1.00, up 10%
-
16 consecutive quarters of EPS growth
Solid returns
-
ROA = 1.47%, up 1 bp
-
ROE = 13.81%, up 46 bps
Strengthened Balance Sheet
-
Loans up $26.2 billion, or 3%, on broad-based growth
-
Deposits up $76.3 billion, or 8%
Improved credit quality
-
Net charge-offs of 0.47%, down 1 bp
Capital continued to strengthen
-
Returned $3.0 billion to shareholders through dividends and share repurchases

Wells Fargo 4Q13 Supplement 20 Appendix

Wells Fargo 4Q13 Supplement 21
(1)  Net of purchase accounting adjustments.
-$96.3
Non-strategic/liquidating loan portfolio
-$3.7
-$109.9
-$3.2 -$3.5 -$3.2
($ in billions)
4Q13 3Q13 2Q13 1Q13 4Q12 4Q08
Pick-a-Pay mortgage
(1)
$ 51.0 52.8 54.8 56.6 58.3 95.3
Liquidating home equity 3.7 3.9 4.2 4.4 4.6 10.3
Legacy WFF indirect auto 0.2 0.3 0.5 0.6 0.8 18.2
Legacy WFF debt consolidation 12.9 13.3 13.7 14.1 14.5 25.3
Education Finance - gov't guaranteed 10.7 11.1 11.5 11.9 12.5 20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
2.0 2.3 2.5 2.8 3.2 18.7
Legacy WB other PCI loans
(1)
0.4 0.4 0.4 0.4 0.6 2.5
Total $ 80.9 84.1 87.6 90.8 94.5 190.8

Wells Fargo 4Q13 Supplement 22
Purchased credit-impaired (PCI) portfolios
Legacy Wachovia PCI loans continued to perform better than originally expected
(1)  Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2)  Reflects releases of $1.9 billion for loan resolutions and $6.3 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2 62.5 6.5 98.2
September 30, 2013 3.7 29.4 0.9 34.0
December 31, 2013 3.1 28.8 0.8 32.7
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4 26.5 4.0 40.9
Addition of nonaccretable difference due to acquisitions 0.2 - - 0.2
Losses from loan resolutions and write-downs (6.9) (17.9) (2.9) (27.7)
Release of nonaccretable difference since merger (3.4) (3.9) (0.9) (8.2)
(2)
12/31/13 Remaining nonaccretable difference 0.3 4.7 0.2 5.2
Life-to-date net performance
Additional provision since 2008 merger $ (1.6) - (0.1) (1.7)
Release of nonaccretable difference since 2008 merger 3.4 3.9 0.9 8.2
(2)
Net performance 1.8 3.9 0.8 6.5
Commercial Pick-a-Pay
Other
consumer Total

Wells Fargo 4Q13 Supplement 23
(1)  Unpaid principal balance of loans without write-downs.
Nonaccretable difference
$5.2 billion remains to absorb losses on PCI loans
- Nonaccretable = 20.2% of remaining unpaid principal balance (UPB)
(1)
• Pick-a-Pay nonaccretable = 20.7% of Pick-a-Pay UPB
(1)
$31 million in losses from loan resolutions and write-downs in the quarter
Accretable yield
$19.1 billion expected to accrete to income over the remaining life of the underlying loans
- Commercial accretable yield balance of $555 million; weighted average life of portfolio is 2.5 years
- Pick-a-Pay accretable yield balance of $18.2 billion; weighted average life of 14.0 years
Balance decreased $394 million LQ and included $447 million accreted into interest income in 4Q13
- $55 million reclassified from nonaccretable difference
PCI nonaccretable difference and accretable yield

Wells Fargo 4Q13 Supplement 24
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up 1% as growth in core
first lien mortgage was partially offset by
continued run-off in the liquidating portfolio
- Core first lien up $5.8 billion, or 3%, reflecting
nonconforming mortgage originations
• Nonconforming mortgages increased $9.2
billion to $81.6 billion
(3)
- Pick-a-Pay non-PCI portfolio down 4%
- PCI portfolio down 3%
- Debt consolidation first lien down 3%
Core net charge-offs down $33 million, or 8 bps,
from 3Q13
(1) Ratios on Legacy WFF debt consolidation first mortgage loan portfolio only.
(2)  Ratios on non run-off first lien mortgage loan portfolio only.
(3)  Nonconforming mortgages originated post February 2009.
($ in millions) 4Q13 3Q13
Total real estate 1-4 family first mortgage $
258,497 254,924
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 27,123 28,354
PCI first lien mortgage 24,100 24,730
Debt consolidation first mortgage portfolio 12,621 12,995
Core first lien mortgage 194,653 188,845
Nonaccrual loans $ 2,156 2,219
as % of loans 17.08% 17.08
Net charge-offs $ 77 81
as % of average loans 2.38% 2.45
Nonaccrual loans $ 4,195 4,422
as % of loans 2.16% 2.34
Net charge-offs $ 84 117
as % of loans 0.17% 0.25
Legacy WFF debt consolidation first mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Wells Fargo 4Q13 Supplement 25
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 4% LQ driven by loans paid-in-full
86% of portfolio current
Nonaccrual loans decreased $361 million,
or 9%, LQ
- $118 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$3.4 billion in nonaccruals included $1.8 billion
of nonaccruing TDRs
Net charge-offs of $34 million down $10 million
LQ on improved portfolio performance and lower
severities
68% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 2%
71% of portfolio current, consistent with 3Q13
Life-of-loan losses continued to be lower than
originally projected at time of merger
($ in millions) 4Q13 3Q13
Non-PCI loans
Carrying value
(1)
$
27,123 28,354
Nonaccrual loans 3,448 3,809
as a % of loans 12.71
%
13.43
Net charge-offs
$
34 44
as % of avg loans
0.49% 0.61
90+ days past due
as % of loans
8.79 9.72
Current average LTV
(2)
70
%
75
($ in millions) 4Q13 3Q13
PCI loans
Adjusted unpaid principal balance
(3)
$ 28,800 29,445
Carrying value
(1)
23,848 24,451
Current average LTV
(2)
72
%
78
(1)
The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)
The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3)
The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 4Q13 Supplement 26
Home equity portfolio
Core Portfolio
(1)
Outstandings down 2%
- High quality new originations with weighted
average CLTV of 62%, 776 FICO, and 32% total
debt service ratio
4Q13 losses decreased $38 million
2+ delinquencies decreased $40 million
Delinquency rate for loans with a CLTV >100%
increased 4 bps
Liquidating Portfolio
Outstandings of $3.7 billion down 6%
Credit performance continued to improve
Total home equity portfolio = $84 billion
22% in 1   lien position
39% in junior lien position behind WFC owned or
serviced 1   lien
- Current 1 lien, Current junior lien = 96.6%
- Current 1   lien, Delinquent junior lien = 1.0%
- Delinquent 1   lien, Current junior lien = 1.1%
- Delinquent 1   lien, Delinquent junior lien = 1.3%
39% in junior lien position behind third party 1   lien
($ in millions) 4Q13 3Q13
Core Portfolio
(1)
Outstandings 80,434 82,305
Net charge-offs 215 253
  as % of avg loans 1.05% 1.20
2+ payments past due 2,026 2,066
  as % loans 2.53% 2.52
% CLTV > 100%
(2)
23 27
2+ payments past due 3.23 3.19
% Unsecured balances
(3)
9 11
% 1st lien position 23 22
Excludes purchased credit-impaired loans.
(1)
Includes equity lines of credit and closed-end junior liens associated with the Pick-a-Pay portfolio totaling $1.2 billion at December 31, 2013 and
$1.3 billion at September 30, 2013.
(2)
CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through December 2013.
(3)
Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
st
st
st
st
st
st
st

Wells Fargo 4Q13 Supplement 27
Consumer credit card portfolio
Credit card outstandings rose 6% LQ on seasonal
holiday spending and 9% YoY reflecting continued
new account growth
- New accounts in 4Q13 down 5% LQ and up
29% YoY
- Credit Card household penetration of 37.0%
(1)
,
up from 36.0% in 3Q13
- Purchase dollar volume up 5% LQ and 14% YoY
while POS transactions up 5% LQ and 16% YoY
reflecting new accounts and increases in active
accounts
Net charge-offs up $13 million, or 10 bps, LQ
(1)  Household penetration as of November 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
($ in millions) 4Q13 3Q13
Credit card outstandings
$
26,870 25,448
Net charge-offs 220 207
  as % of avg loans
3.38
%
3.28
Key Metrics:
Purchase volume
$
14,355 13,727
POS transactions (millions)
202 192
New accounts
565,277 591,699
Penetration
(1)
37.0
%
36.0

Wells Fargo 4Q13 Supplement 28
Auto portfolios
(1)
Consumer Portfolio
Auto outstandings of $50.8 billion up 2% LQ and
10% YoY
- 4Q13 originations of $6.8 billion down 2% LQ and
up 26% YoY
Nonaccrual loans declined $15 million LQ and $72
million YoY
Net charge-offs were up $30 million LQ reflecting
seasonality, and down $4 million YoY
- December Manheim index of 121.7 down 1% LQ
and 2% from December 2012
30+ days past due increased $231 million
LQ reflecting seasonality and increased $75
million YoY
Commercial Portfolio
Loans of $8.4 billion up 13% LQ and 14% YoY
reflecting higher line utilization to support growth in
car sales, as well as new relationships
Continued strong credit performance
(1) The consumer auto portfolio includes the liquidating legacy Wells Fargo Financial indirect portfolio of $207 million.
($ in millions) 4Q13 3Q13
Auto outstandings
$
48,335 47,249
Nonaccrual loans
159 170
  as % of loans 0.33
%
0.36
Net charge-offs
$
105 76
  as % of avg loans
0.87
%
0.65
30+ days past due
$
1,030 800
  as % of loans
2.13
%
1.69
Auto outstandings
$
2,473 2,444
Nonaccrual loans
14 18
  as % of loans 0.57
%
0.72
Net charge-offs
$
3 2
  as % of avg loans
0.51
%
0.31
30+ days past due
$
16 15
  as % of loans
0.65
%
0.63
Commercial Portfolio
Auto outstandings
$
8,424 7,469
Nonaccrual loans
2              2
  as % of loans 0.02
%
0.02
Net charge-offs
$
-              -
  as % of avg loans
n.m.
%
n.m.
Indirect Consumer Portfolio
Direct Consumer Portfolio

Wells Fargo 4Q13 Supplement 29
Student lending portfolio
$22.1 billion student lending outstandings down
1% LQ
Private Portfolio
$11.4 billion private loans outstandings up 1% LQ
and 7% YoY
- Average FICO of 749 and 80% of the total
outstandings have been co-signed
- Originations decreased 59% LQ due to
seasonality, up 4% YoY
Net charge-offs up $10 million LQ, due to
repayment seasonality
30+ days past due rose $30 million, or 25 bps, LQ
on seasonality
Government Portfolio
$10.7 billion liquidating government guaranteed
outstandings declined 3% LQ and 14% YoY
($ in millions) 4Q13 3Q13
Education Finance
Total outstandings
$
22,073 22,392
Private Portfolio
Private outstandings
$
11,361 11,298
Net charge-offs
39 29
  as % of avg loans 1.36
%
1.05
30 days past due
$
258 228
  as % of loans 2.27
%
2.02
Government Guaranteed Portfolio
Government outstandings
$
10,712 11,094

Wells Fargo 4Q13 Supplement 30
Tier 1 common equity under Basel I
Wells Fargo & Company and Subsidiaries
FIVE QUARTER RISK-BASED CAPITAL COMPONENTS UNDER BASEL I
Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31,
(in billions) 2013 2013 2013 2013 2012
Total equity $ 171.0 168.8 163.8 163.4 158.9
Noncontrolling interests (0.9) (1.6) (1.4) (1.3) (1.3)
Total Wells Fargo stockholders' equity 170.1 167.2 162.4 162.1 157.6
Adjustments:
Preferred stock (15.2) (14.3) (12.6) (12.6) (12.0)
Cumulative other comprehensive income (1.4) (2.2) (1.8) (5.1) (5.6)
Goodwill and other intangible assets (1) (29.6) (29.8) (30.0) (30.2) (30.4)
Investment in certain subsidiaries and other (0.4) (0.6) (0.5) (0.6) (0.6)
Tier 1 common equity (2) (A) 123.5 120.3 117.5 113.6 109.0
Preferred stock 15.2 14.3 12.6 12.6 12.0
Qualifying hybrid securities and noncontrolling interests 2.0 2.9 2.9 2.9 5.6
Total Tier 1 capital 140.7 137.5 133.0 129.1 126.6
Long-term debt and other instruments qualifying as Tier 2 20.5 18.9 18.0 18.4 17.2
Qualifying allowance for credit losses 14.3 14.3 13.8 13.8 13.6
Other 0.7 0.6 0.2 0.3 0.2
Total Tier 2 capital 35.5 33.8 32.0 32.5 31.0
Total capital (B) $ 176.2 171.3 165.0 161.6 157.6
Risk-weighted assets (3)(4):
Credit risk $ 1,103.7 1,099.2 1,061.1 1,056.5 1,066.2
Market risk 37.3 35.9 36.3 37.8 10.9
Total risk-weighted assets (C) $ 1,141.0 1,135.1 1,097.4 1,094.3 1,077.1
Capital Ratios (4):
Tier 1 common equity to total risk-weighted assets (A)/(C) 10.82% 10.60 10.71 10.39 10.12
Total capital to total risk-weighted assets (B)/(C) 15.44 15.09 15.03 14.76 14.63
(1)
(2)
(3)
Goodwill and other intangible assets are net of any associated deferred tax liabilities.
Tier 1 common equity is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor, or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.
(4)  The Company’s  December 31, 2013,  risk-weighted assets (RWA) and capital ratios are preliminary.

Wells Fargo 4Q13 Supplement 31
Common Equity Tier 1 under Basel III
(1)
Wells Fargo & Company and Subsidiaries
COMMON EQUITY TIER 1 UNDER BASEL III (1) (2)
Dec. 31,
(in billions) 2013
Tier 1 common equity under Basel I 123.5 $
Adjustments from Basel I to Basel III (3) (5):
Cumulative other comprehensive income related to AFS securities and defined benefit pension plans 1.3
Other 1.2
Total adjustments from Basel I to Basel III 2.5
Threshold deductions, as defined under Basel III (4) (5) -
Common Equity Tier 1 anticipated under Basel III (C) 126.0 $
Total risk-weighted assets anticipated under Basel III (6) (D) 1,288.7 $
Common Equity Tier 1 to total risk-weighted assets anticipated under Basel III (C)/(D) 9.78%
(1)
(2)
(3)
(4)
(5)
(6)
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, may impact adjustments from Basel I to Basel III, and MSRs subject to threshold deductions, as defined under Basel III, in future reporting periods.
The final Basel III capital rules provide for two capital frameworks:  the "standardized" approach intended to replace Basel I, and the "advanced"
approach applicable to certain institutions as originally defined under Basel II. Under the final rules, we will be subject to the lower of our Common Equity
Tier 1 ratio calculated under the standardized approach and under the advanced approach in the assessment of our capital adequacy. Accordingly, the estimate of RWA reflects management's interpretation of RWA determined under the advanced approach because management expects RWA to be higher using the advanced approach compared with the standardized approach. Basel III capital rules adopted by the Federal Reserve Board incorporate different classification of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo's own models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements.
Common Equity Tier 1 is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
The Basel III Common Equity Tier 1 and RWA are estimated based on management’s interpretation of the Basel III capital rules adopted July 2, 2013, by the FRB. The rules establish a new comprehensive capital framework for U.S. banking organizations that implement the Basel III capital framework and certain provisions of the Dodd-Frank Act.
Adjustments from Basel I to Basel III represent reconciling adjustments, primarily certain components of cumulative other comprehensive income deducted for Basel I purposes, to derive Common Equity Tier 1 under Basel III.
Threshold deductions, as defined under Basel III, include individual and aggregate limitations, as a percentage of Common Equity Tier 1, with respect to
MSRs (net of related deferred tax liability, which approximates the MSR book value times the applicable statutory tax rates), deferred tax assets and investments in unconsolidated financial companies.

Wells Fargo 4Q13 Supplement 32
Forward-looking statements and additional information
Forward-looking statements:
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as
“anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,”
“should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses and allowance releases; (iv)
the appropriateness of the allowance for credit losses; (v) our expectations regarding net interest income and net interest margin; (vi) loan growth or the reduction or mitigation of risk in our loan portfolios; (vii) future capital levels and our estimated Common Equity Tier 1 ratio under Basel III capital standards; (viii) the performance of our mortgage business and any related exposures; (ix) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (x) future common stock dividends, common share repurchases and other uses of capital; (xi) our targeted range for return on assets and return on equity; (xii) the outcome of contingencies, such as legal proceedings; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements”
discussion in Wells Fargo’s press release announcing our fourth quarter 2013 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2012.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this document have been adjusted to exclude the purchased credit-impaired loans. References in this document to impaired loans mean the purchased credit-impaired loans. Please see pages 32-34 of the press release announcing our 4Q13 results for additional information regarding the purchased credit-impaired loans.